Execution Version
SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of August 28, 2025 (the “Amendment Effective Date”), is entered into by and between GREIF, INC., a Delaware corporation (the “Company”), GREIF PACKAGING, LLC, a Delaware limited liability company (the “Borrower”), the Lenders party hereto, the Voting Participants party hereto and COBANK, ACB, as Administrative Agent. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement (as defined below), as amended by this Amendment.
RECITALS

WHEREAS, the Company, the Borrower, the Lenders from time to time party thereto and the Administrative Agent entered into that certain Credit Agreement, dated as of May 17, 2023, as previously amended (as the same may be further amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”);
WHEREAS, the Company has requested that the Required Lenders amend certain provisions of the Credit Agreement; and
WHEREAS, the Lenders and Voting Participants party hereto are willing to make such amendments to the Credit Agreement, in accordance with and subject to the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE 1
AMENDMENTS TO CREDIT AGREEMENT

The definition of “Consolidated EBITDA” appearing in Section 1.01 of the Credit Agreement is hereby amended by (a) deleting the word “and” appearing at the end of clause (m) of such definition, (b) inserting the word “and” at the end of clause (n) of such definition, and (c) inserting a new clause (o) of such definition to read as follows:

plus    (o)    notwithstanding any classification under GAAP as discontinued operations of any Person, property, business or asset in respect of which a definitive agreement for the sale, transfer or other disposition (including any Asset Disposition) thereof has been entered into, the earnings and income (or minus the loss) attributable to any such Person, business, assets or operations for any period until such sale, transfer or other disposition shall have been consummated, in any case, to the extent deducted (or added) in computing Consolidated Net Income;

ARTICLE 2
CONDITIONS TO EFFECTIVENESS OF AMENDMENT

This Amendment shall be deemed effective as of July 31, 2025 (the “Amendment Effective Date”) upon satisfaction of the following conditions (in each case, in form and substance reasonably acceptable to the Administrative Agent):

1.1Executed Amendment. The Administrative Agent shall have received a copy of this Amendment duly executed by the Company, the Required Lenders and the Administrative Agent.

1.2Fees and Expenses. The Administrative Agent shall have received from the Company:

(a)For the account of each Lender and Voting Participant that, in either case, is not a “Lender” or a “Voting Participant” under and as defined in the Pro Rata Credit Agreement as of the Amendment Effective Date, and that executes and delivers a signature page hereto to the Administrative Agent by 5:00 p.m. (ET) on or before August 28, 2025 (each such Lender and Voting Participant, a “Consenting Lender”), an amendment fee equal to $5,000 for each such Consenting Lender (including, if applicable, CoBank, in its capacity as a Consenting Lender).

(b)Such other fees and expenses that are payable in connection with the preparation, execution and delivery of this Amendment, including all reasonable fees, charges and disbursements of counsel to the Administrative Agent (paid directly to such counsel if so requested).

ARTICLE 3
MISCELLANEOUS

1.1Amended Terms. On and after the Amendment Effective Date, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

1.2 Representations and Warranties. The Company, for itself and, as applicable, on behalf of the other Loan Parties, hereby represents and warrants as follows:

(a)The Company has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b)This Amendment (i) has been duly executed and delivered by the Company, and (ii) constitutes the legal, valid and binding obligation of the Company enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

(c)No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by the Company of this Amendment.

(d)The representations and warranties contained in Article V of the Credit Agreement or any other Loan Document are true and correct in all material respects on and as of the Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date.

(e)No Default exists, or would result after giving effect to this Amendment.

(f)The Collateral Documents continue to create a valid security interest in, and Lien upon, the Collateral, in favor of the Administrative Agent, for the benefit of the Secured Parties, which security interests and Liens are perfected in accordance with the terms of the Collateral Documents and superior in right to any other Person (except, in the case of Collateral other than Certificated Pledged Stock, Permitted Liens, and only to the extent that priority can be obtained by filing).

(g)The Obligations are not reduced or modified by this Amendment.

1.3Reaffirmation of Obligations. The Company, for itself and on behalf of the other Loan Parties, hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that each such Person is bound by all terms of the Credit Agreement applicable to it and (b) that each such Person is responsible for the observance and full performance of its respective Obligations.

1.4Loan Document. This Amendment shall constitute a Loan Document under the terms of the Credit Agreement.

1.5Expenses. The Company agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of the Administrative Agent’s legal counsel.

1.6Further Assurances. The Company, for itself and on behalf of the other Loan Parties, agrees to promptly take such action, upon the reasonable request of the Administrative Agent, as is necessary to carry out the intent of this Amendment.

1.7Entirety. This Amendment and the other Loan Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

1.8Counterparts; Electronic Signature; Successors and Assigns.

(a)This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

(b)Delivery of an executed counterpart of a signature page of this Amendment that is an Electronic Signature transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page shall be effective, and as validly binding on any such delivering party, as delivery of an original, manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as an original, manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be (provided nothing herein shall require the Administrative Agent to accept Electronic Signatures in any form or in any format without its prior written consent and pursuant to procedures approved by it); provided, that, without limiting the foregoing, (i) to the extent the Administrative Agent has agreed to accept any Electronic Signature from any party hereto, the Administrative Agent and the other parties hereto shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of the Company or any other Loan Party without further verification thereof and without any obligation to review the appearance or form of any such Electronic Signature and (ii) upon the written request of the Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by an original, manually executed counterpart. Without limiting the generality of the foregoing, each party hereto hereby (A) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders, and any of the Loan Parties, Electronic Signatures transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page and/or any electronic images of this Amendment shall have the same legal effect, validity and enforceability as any paper original, (B) the Administrative Agent and each of the Lenders may, at its option, create one or more copies of this Amendment in the form of an imaged electronic record in any format, which shall be deemed created in the ordinary course of such Person's business, and destroy the original paper document (and all such electronic records shall be considered an original for all purposes and shall have the same legal effect, validity and enforceability as a paper record), and (C) waives any argument, defense or right to contest the legal effect, validity or enforceability of this Amendment based solely on the lack of a paper original copy of this Amendment, including with respect to any signature pages thereto.

(c)This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

1.9Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

1.10Consent to Jurisdiction; Services of Process; Waiver of Jury Trial. The jurisdiction, service of process and waiver of jury trial provisions set forth in Sections 10.14 and 10.15 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed on the date first above written.
COMPANY:    GREIF, INC.,
a Delaware corporation

/s/ GARY R. MARTZ
Name: Gary R. Martz
                        Title: Secretary

BORROWER: GREIF PACKAGING LLC,
a Delaware limited liability company

/s/ GARY R. MARTZ
Name: Gary R. Martz
                        Title: Secretary

SECOND AMENDMENT TO CREDIT AGREEMENT
GREIF, INC. (2025)

ADMINISTRATIVE
AGENT:    COBANK, ACB

/s/ MARCO SOLIS
Name: Marco Solis
                        Title: Vice President

SECOND AMENDMENT TO CREDIT AGREEMENT
GREIF, INC. (2025)

LENDERS:     COBANK, ACB

/s/ MARCO SOLIS
Name: Marco Solis
                        Title: Vice President
SECOND AMENDMENT TO CREDIT AGREEMENT
GREIF, INC. (2025)

VOTING
PARTICIPANTS:     COMPEER FINANCIAL, FLCA,

/s/ JAKE BENDER
Name: Jake Bender
                        Title: Director, Capital Markets

SECOND AMENDMENT TO CREDIT AGREEMENT
GREIF, INC. (2025)

    AGFIRST FARM CREDIT BANK,

/s/ MATT JEFFORDS
Name: Matt Jeffords
                        Title: SVP

SECOND AMENDMENT TO CREDIT AGREEMENT
GREIF, INC. (2025)

    FARM CREDIT BANK OF TEXAS,

/s/ TODD ERICKSON
Name: Todd Erickson
                        Title: SVP

SECOND AMENDMENT TO CREDIT AGREEMENT
GREIF, INC. (2025)

    AGWEST FARM CREDIT, FLCA,

/s/ JEREMY A. ROEWE
Name: Jeremy A. Roewe
                        Title: Vice President
SECOND AMENDMENT TO CREDIT AGREEMENT
GREIF, INC. (2025)

    FARM CREDIT MID-AMERICA, FLCA,

/s/ TABATHA HAMILTON
Name: Tabatha Hamilton
                        Title: Vice President Capital Markets

SECOND AMENDMENT TO CREDIT AGREEMENT
GREIF, INC. (2025)

    FARM CREDIT SERVICES OF AMERICA, FLCA,

/s/ LISA CASWELL
Name: Lisa Caswell
                        Title: Managing Director Capital Markets

SECOND AMENDMENT TO CREDIT AGREEMENT
GREIF, INC. (2025)

    AGCOUNTRY FARM CREDIT SERVICES, FLCA,

/s/ LISA CASWELL
Name: Lisa Caswell
                        Title: Vice President Capital Markets

SECOND AMENDMENT TO CREDIT AGREEMENT
GREIF, INC. (2025)

    HIGH PLAINS FARM CREDIT, FLCA,

/s/ ALAN ROBINSON
Name: Alan Robinson
                        Title: Director

SECOND AMENDMENT TO CREDIT AGREEMENT
GREIF, INC. (2025)

    GREENSTONE FARM CREDIT SERVICES, FLCA,

/s/ ANDREW SHOCKLEY
Name: Andrew Shockley
                        Title: Vice President

SECOND AMENDMENT TO CREDIT AGREEMENT
GREIF, INC. (2025)

    CAPITAL FARM CREDIT, FLCA,

/s/ AMY DRAZNIN
Name: Amy Draznin
                        Title: Vice President

SECOND AMENDMENT TO CREDIT AGREEMENT
GREIF, INC. (2025)

    HORIZON FARM CREDIT, FLCA,

/s/ WILL MASSEY
Name: Will Massey
                        Title: Executive Director
SECOND AMENDMENT TO CREDIT AGREEMENT
GREIF, INC. (2025)

    FIRST SOUTH FARM CREDIT, ACA,

/s/ DANIEL SIMS
Name: Daniel Sims
                        Title: Manager, Capital Markets
SECOND AMENDMENT TO CREDIT AGREEMENT
GREIF, INC. (2025)

    GOLDEN STATE FARM CREDIT, FLCA,

/s/ PETE HUFFINE
Name: Pete Huffine
                        Title: Senior Vice President

SECOND AMENDMENT TO CREDIT AGREEMENT
GREIF, INC. (2025)